Exhibit 10.3

Purchase Option Agreement
[English Translation]

This purchase option agreement ("Agreement") is entered into by the following parties effective as of July 1, 2007:

"Company"

Shenzhen (iAspec) Software Engineering Company Limited
Address:	Unit D, Block 2, Tian An Cyber Park, Chengongmiao, Shenzhen, Guangdong, 518040, People's Republic of China
Represented By:	Lin Jianghuai
Telephone:	0755-83401682

"Option Holder"

Public Security Technology (PRC) Co., Ltd.
Address:	21st Floor, Everbright Bank Bldg., Zhuzilin, Futian District, Shenzhen, Guangdong, 518040, People's Republic of China
Represented By:	Lin Jianghuai
Telephone:	0755-83708333

"Shareholder A"

Lin Jianghuai
ID number：	350582196909174053
Address：	Unit D, Block 2, Tian An Cyber Park, Chengongmiao, Shenzhen, Guangdong, 518040, People's Republic of China
Telephone：	13602589918

"Shareholder B"

Cai Jinzhu
ID number：	35058219630403009X
Address：	Unit D, Block 2, Tian An Cyber Park, Chengongmiao, Shenzhen, Guangdong, 518040, People's Republic of China
Telephone：	13510345996

Shareholder A and Shareholder B are collectively referred to as "Shareholders".  Company, Option Holder and Shareholders are collectively referred to as the "Parties" and each, a "Party".

WHEREAS,

(1)           Shareholder A and Shareholder B hold 60% and 40% of Company's shares, respectively;

(2)           Option Holder, a limited liability company legally organized and validly existing in China, provides services for Company and has been the important cooperative companion of Company; and

(3)           The Parties hereby intend to give Option Holder the exclusive option to purchase all or part of Company's shares held by Company's Shareholders, or one party of such Shareholders, from time to time in accordance with the laws of the People's Republic of China ("China" or the "PRC").

Under the principles of sincere cooperation, equal and mutual benefit and common development, through friendly negotiations and pursuant to PRC laws and regulations, the Parties hereby agree as follows:

ARTICLE 1

AUTHORIZATION AND EXERTION OF PURCHASE OPTION

1.1

The Parties hereby agree that, upon execution of this Agreement, Option Holder owns the exclusive option, and is entitled to purchase all or part of Company's shares held by the Shareholders, or all or part of Company's assets owned by Company, at any time in accordance with the provisions set forth herein.  Parties agree that once the option is authorized, by execution of this Agreement, the option shall be irrevocable during the term of this Agreement.

1.2

The purchase option shall be exercised on the condition that the shares or assets of Company held by Option Holder directly, or held by another qualified entity appointed by Option Holder, shall not violate applicable PRC laws and regulations, and all the licenses and permits currently held by Company necessary for the operation of Company will not be cancelled or invalidated due to such direct or indirect ownership of shares or assets of Company by the Option Holder.

1.3

To exercise the purchase option, Option Holder shall inform Company or the Shareholders, of Option Holder's intent to exercise its purchase option by serving Company and the Shareholders with a copy of the Notice of Option Exertion ("Notice of Option Exertion"), the substantial form of which is annexed hereto as Exhibit I).

1.4

Within thirty (30) days of receipt of the Notice of Option Exertion, the Shareholders or Company (as the case may be) shall enter into either an assets purchase and transfer agreement, substantially in the form of Exhibit II attached hereto, or an equity transfer agreement, substantially in the form of Exhibit III attached hereto, and any other necessary documents with Option Holder (or other qualified entity appointed by Option Holder), which shall conform with Notice of Option Exertion.

1.5

Upon the law's permission and Option Holder's decision to exercise the purchase option, Company and the Shareholders shall assist Option Holder in Option Holder's procurement of necessary government approvals, permits, registration and other formalities unconditionally.

ARTICLE 2

PRICE OF PURCHASE OPTION EXERTION

2.1

Subject to the valuation of Company's shares or assets required by applicable laws, the price of Company's shares or assets shall be USD1,800,000.  If Option Holder chooses to  purchase partial shares or assets, the exercise price for such partial purchase will be adjusted to reflect the proportional value of such shares or assets as related to all shares and assets of Company.  The lump-sum of the purchase option shall be paid to Company's Shareholders or other appointed person by Option Holder when Option Holder exercises the purchase option.

ARTICLE 3

STATEMENT AND WARRANT

3.1

Each Party hereby states and warrants to other Parties as follows:

(1)

Such Party owns all the necessary rights, abilities and authorizations to execute and fulfill all the obligations and responsibilities under this Agreement; and

(2)

Signing and fulfilling this Agreement does not violate any important contract or agreement that binds any party and its assets.

3.2

Company and Company's Shareholders hereby further state and warrant to Option Holder individually and collectively as follows:

(1)

On the date of this Agreement's execution, the Company's Shareholders legally own the Company's shares, and own the entire, effective disposal rights of such shares (excluding limitations under Chinese laws and regulations).  The Company's shares owned by Company's Shareholders, have no mortgage, impawn, preemption or other rights and benefits of any third party, and there is no third party claim for compensation (except that has been disclosed to Option Holder and confirmed by Option Holder in writing.)

(2)

During the life of this Agreement, the Company's Shareholders shall not transfer their shares of Company to any third party unless agreed to in writing by Option Holder.

(3)

During the life of this Agreement, Company's business shall conform to all applicable Chinese laws, regulations and administrative rules and provisions, and shall not take any actions that might have a negative effect on Company's business or assets due to violation of applicable Chinese laws, regulations and administrative rules and provisions.

(4)

Before Option Holder (or qualified entity appointed by Option Holder) exercises the purchase option to acquire all the shares or assets of Company, Company shall not behave as follows:

(a)

Sell, transfer, pledge or through any other methods dispose of any asset, business or rights and benefits of legal or beneficial income, or permit selling other guarantee rights concerning same (except those activities that are generated by normal or daily business or those activities that have been disclosed to Option Holder and consented to by Option Holder in writing);

(b)

Enter into any transaction which shall materially affect the assets, responsibility, operation, shares and other legal rights of Company (except as generated by normal or daily business or have been disclosed to Option Holder and consented to by Option Holder in writing); and

(c)

Pay a dividend in any form to the Shareholders (except for dividend payments resolved by unanimous consent by the Shareholders according to Article 4.1 hereof).

(5)

Before Option Holder (or qualified entity appointed by Option Holder) exercises the purchase option to acquire all the shares or assets of Company, the Shareholders shall not behave either individually or collectively as follows:

(a)

Supply, modify or amend the articles of association of Company in any form, and the supplement, modification or amendment materially affect on assets, responsibility, operation, shares and other legal rights (except to increase capital to meet legal requirements);

(b)

Prompt the Company to conclude the transaction which shall materially affect the assets, responsibility, operation, shares and other legal rights of Company (except as generated by normal or daily business or have been disclosed to Option Holder and consented to by Option Holder in writing); and

(c)

Cause the Shareholders or the Board of Directors of Company to pass a resolution for the distribution of dividend payment.

(6)

During the life of this Agreement, unless otherwise specified herein or agreed by Option Holder in writing, the Shareholders shall individually or collectively cause the Company to act as follows:

(a)

Maintain Company's existence, operate the business, dispose of affairs prudently and effectively, make best effort to ensure that Company continuously holds licenses, permits and approvals needed for its operation, and ensure that such licenses, permits and approvals will not be canceled;

(b)

Maintain the tangible assets of Company with good operation, except for normal wear and tear;

(c)

Refuse to compromise or relinquish rights related to pending litigation matters, except with the prior written consent of Option Holder;

(d)

Make best efforts to maintain Company's organization structure and senior managers, and continue to maintain client relationships to ensure that the reputation and business of Company will not be affected after completing the transaction of shares or assets hereof;

(e)

Not provide a loan or any form of debit or credit, except with the prior written consent of Option Holder;

(f)

Not merge with a third party and not purchase a third party's assets or business or transfer Company's assets or other rights to a third party, except with the prior written consent of Option Holder;

(g)

Inform Option Holder in writing immediately of any important negative changes to Company or any events, facts, conditions, changes or other situations which may lead to a violation of the terms and conditions identified herein; and

(h)

Make best efforts to acquire all the necessary government approvals and other consents for completing a share transfer, in the event that Option Holder exercises the purchase option in accordance with the conditions of this Agreement.

ARTICLE 4

SPECIAL AGREEMENTS

The Parties hereby further agree:

4.1

Simultaneously with the execution of this Agreement, the Shareholders will sign the Power of Attorney which is annexed hereto as Exhibit IV, and will authorize the two individuals to be nominated by Option Holder at the time of exercise of the option to purchase the equity of the Company (collectively referred to as "Trustees"), as their authorized representatives at Shareholders' meetings, to exercise all the Shareholders' rights, including voting rights; provided, however, that the Trustees shall be Chinese citizens and shall consent to the authorization and trust set forth herein.  If in its sole discretion, Option Holder dismisses and replaces a Trustee, Company shall withdraw the trust and authorization of such Trustee immediately, upon receipt of written notice from Option Holder, and shall appoint the replacement Trustee in his or her stead. The Shareholders shall not have the right, without the prior written consent of Option Holder, to withdraw any Trustee's trust and authorization. Trustees shall fulfill their obligation prudentially and diligently according to the scope of their authorization and shall be liable to the Company and the Shareholders if they act with malice or gross negligence and such conduct result in a loss to the Company and the Shareholders.

4.2

If permitted by applicable law, Shareholders shall extend the Company's registered business period according to Option Holder's prospective period of operation and make Company's business period equal to Option Holder's business period.

ARTICLE 5

CONFIDENTIALITY

5.1

Notwithstanding whether this Agreement is validly existing, the parties herein shall safeguard as confidential all the following information ("Confidential Information") (1) acknowledgement or receipt of Option Holder's business secrets, exclusive information and customer information due to signing or fulfilling this Agreement; and (2) acknowledgement or receipt of Company's business secrets, exclusive information and customer information due to being a Shareholder.  Each Shareholder shall use such Confidential Information in the purpose of fulfilling his/her obligation under this Agreement.  Without Option Holder's written consent, each Shareholder shall not enclose such Confidential Information to third party, otherwise he/she shall take the breaching responsibility of Article 6 herein.

5.2

After this Agreement terminates, upon Option Holder's request, each Shareholder shall return, destroy or otherwise dispose of all the documents, information or software which contain Confidential Information and shall cease using such Confidential Information.

5.3

Notwithstanding any other contrary terms and conditions herein stipulated, Article 5 herein shall not be affected by a breach, termination or failure to enforce this Agreement.

ARTICLE 6

LIABILITIES FOR BREACH

6.1

If any party materially violates any provisions of this Agreement or fails to fulfill any obligation contained herein ("Breaching Party"), such violation shall be deemed a breach of this Agreement ("Breach").  The non-breaching party or parties ("Non-breaching Party") shall inform the Breaching Party that it must remedy or take effective action to cure its breach during a period of time designated decided by the Non-breaching Party.  If the Breaching Party fails to remedy or take effective action with the time designated by the Non-breaching Party, the Breaching Party shall be penalized as follows:

6.1.1

Pay RMB5,000,000 to the Non-breaching Party, and

6.1.2

Compensate the Non-breaching Party for any and all losses caused by the Breaching Party's violation.

ARTICLE 7

APPLICABLE LAWS AND SETTLEMENT OF DISPUTES

7.1

This Agreement shall be governed and construed by laws of China.

7.2

Any dispute, arising out of or related to this Agreement, shall be settled by negotiation of the Parties hereto.  If no agreement is reached through negotiation within thirty (30) days from the beginning of the dispute in question, such dispute shall be arbitrated in Chinese by the China International Economic and Trade Arbitration Commission Shenzhen Branch ("CIETAC-Shenzhen") in accordance with CIETAC-Shenzhen Arbitration Rules then in effect.  The decision of the arbitrator shall be final and binding upon the Parties. The party who loses the arbitration shall bear the arbitration expense.

ARTICLE 8

LIFE OF AGREEMENT

8.1

This Agreement shall become effective on the date which is executed by the Parties and shall terminate on the date the Option Holder exercises its purchase option and acquires all the shares or assets of Company pursuant to the terms of this Agreement.

8.2

Notwithstanding the provision set forth hereinbefore, Option Holder may rescind this Agreement by informing the other parties in writing thirty (30) days in advance of its intent to rescind this Agreement.

ARTICLE 9

MODIFICATION OF THIS AGREEMENT

9.1

Any amendment or supplement to this Agreement shall be in writing, and shall become effective upon execution of all parties.

ARTICLE 10

COUNTERPARTS

10.1

This Agreement shall be written in Chinese in four copies with each Party holding one copy.

ARTICLE 11

MISCELLANEOUS

11.1

The Shareholders shall be held jointly and severally liable for the fulfillment of their duties, obligations, commitments and responsibilities under this Agreement.

11.2

This Agreement and its exhibits constitute the entire agreement with respect to the transaction identified in this Agreement, which shall supersede any and all oral or written correspondence, consent, memorandum or other discussion concerning this Agreement or the transaction referenced herein.

11.3

The headings of all the articles herein are used for convenient reading, which shall not become the part of the agreement of each party, and shall not affect on this Agreement's meaning and interpretation in any methods.

11.4

      Each part of this Agreement is intended to be severable. If any one term or partial terms and conditions herein is deemed as invalid, illegal or non-enforceable, the validity, effectiveness, and enforceability of other terms and conditions hereof shall not affected.

11.5

When executing this Agreement, the Shareholders shall sign a power of attorney at the same time ("Power of Attorney"), a form of which is annexed hereto as Exhibit V, to irrevocably authorize a Chinese law firm appointed by Option Holder to represent the Shareholders in the execution of transactions contemplated by this Agreement.  The Power of Attorney shall be kept by Option Holder.  In addition, Option Holder may require the Shareholders to sign several counterparts of such Power of Attorney at any time.

IN WITNESS WHEREOF, this Agreement has been executed by the Parties as of the date first set forth above.

"Option Holder"	"Company"
Public Security Technology (PRC) Co., Ltd.	Shenzhen (iASPEC) Software Engineering Company Limited
By：/s/ Jiang Huai Lin	By：/s/ Jiang Huai Lin
Jiang Huai Lin Director	Jiang Huai Lin President

"Shareholder A"	"Shareholder B"

By：/s/ Jiang Huai Lin	By：/s/ Jin Zhu Cai
Jiang Huai Lin	Jin Zhu Cai

EXHIBIT I

NOTICE OF PURCHASE OPTION EXERTION

To: Shenzhen (iAspec) Software Engineering Company Limited and its Shareholders

Whereas, the "Purchase Option Agreement", entered into by you and us, effective as of July 1, 2007, sets forth that, on the basis of  Chinese laws and regulations and in accordance with our demand, you will sell the [shares/assets] of Shenzhen (iASPEC) Software Engineering Company Limited to us or to another company or individual appointed by us.

Therefore, we hereby inform you as follows:

We hereby demand to exercise the purchase option under the "Purchase Option Agreement" at the price of RMB [_________] to the purchase of [__% of the Registered Capital of Shenzhen (iASPEC) Software Engineering Company Limited / the following listed assets of Shenzhen (iASPEC) Software Engineering Company Limited (a copy of which is annexed hereto)] (collectively referred to as "Prospective transfer shares/ Prospective transfer assets") by [us / ________ appointed by us].  Please sell all the Prospective transfer shares/Prospective transfer assets to us/ ________ appointed by us in accordance with the terms of the "Purchase Option Agreement" upon receipt of this notice.

Public Security Technology (PRC) Co., Ltd.
By：__________________________
Title：__________________________

EXHIBIT II

 FORM OF EQUITY TRANSFER AGREEMENT

This Equity Transfer Agreement (this "Agreement") is entered into as of July 1st, 2007 by and among:

"Transferee"

Public Security Technology (PRC) Co., Ltd.
Address:	21st Floor, Everbright Bank Bldg., Zhuzilin, Futian District, Shenzhen, Guangdong, 518040, People's Republic of China
Represented By:	Lin Jianghuai
Telephone:	0755-83708333

"Shareholder A"

Lin Jianghuai
ID Card Number:	350582196909174053
Address:	Unit D, Block 2, Tian An Cyber Park, Chengongmiao, Shenzhen, Guangdong, 518040, People's Republic of China
Telephone:	13602589918

"Shareholder B"

Cai Jinzhu
ID Card Number:	35058219630403009X
Address:	Unit D, Block 2, Tian An Cyber Park, Chengongmiao, Shenzhen, Guangdong, 518040, People's Republic of China
Telephone:	13510345996

"Company"

Shenzhen (iAspec) Software Engineering Company Limited
Address:	Unit D, Block 2, Tian An Cyber Park, Chengongmiao, Shenzhen, Guangdong, 518040, People's Republic of China
Represented By:	Lin Jianghuai
Telephone:	0755-83401682

Shareholder A and Shareholder B are collectively referred to as the "Shareholders" or the "Transferee".  The Company, the Transferee and the Shareholders are collectively referred to as the "Parties", and individually, a "Party".

1

WHEREAS, the Shareholders desire to sell and transfer to the Transferee, and the Transferee agrees to purchase the equity interests of the Shareholders in the Company.

Based on the terms, representations, warranties and covenants under this Agreement, the Parties agree:

ARTICLE 1

SALES AND PURCHASE

1.1

Based on and subject to the terms and conditions of this Agreement, the Shareholders agree to sell and transfer to the Transferee, and the Transferee agrees to purchase and obtain all of the equity interest and any and all rights and benefits relating thereto of the Shareholders in the Company ("Equity Interest"), as indicated below.  Except for those have been disclosed by the Shareholders and accepted by the Transferee, the Equity Interest shall be free from any lien, mortgage, pledge, claim, ownership claim, first right of refusal and other security right.

___% equity interest in the Company held by the Shareholders is hereby transferred to the Transferee based on the terms and conditions under this Agreement.

ARTICLE 2

EFFECTIVENESS AND TRANSFER

2.1

The Parties agree that the equity transfer under this Agreement shall take effective on the date the Parties execute this Agreement ("Effective Date").

2.2

The Equity Interest shall be transferred on the Effective Date.  All the rights and obligations before and after the Effective Date shall be continually assumed by the Company.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES BY THE SHAREHOLDERS

Each of the Shareholders represents and warranties to the Transferee as follows:

3.1

The Shareholders have the complete and independent legal rights and power to execute, deliver and implement this Agreement, and can act as an independent party in litigation.  To the best knowledge of the Shareholders, at the time of executing this Agreement, each of the Shareholders has not involved into any bankruptcy proceeding and any litigation, arbitration or any other events or status that may materially affecting his ability to finish the transaction and to fulfill other obligations under this agreement.

2

3.2

The Shareholders have the complete power and authorization to execute and deliver this Agreement and any other documents relating to the transaction under this Agreement and to be executed by them and to complete the transaction under this Agreement.  This Agreement is duly and legally executed and delivered by the Shareholders.  This Agreement constitutes the legal and binding obligations of the Shareholders and can be enforced according to its terms.  Any and all documents relating to the transaction under this Agreement, once executed and delivered, will constitute the legal and binding obligations of the Shareholders and can be enforced according to the terms thereof.

3.3

Other than those have been disclosed by the Shareholders and accepted by the Transferee, the Shareholders are the registered and beneficial owners of the Equity Interest proportionately and the Equity Interest is clear of any lien, mortgage, pledge, claim, ownership claim, first right of refusal and other security.  The Transferee will obtain the Equity Interest in good condition and clear of any aforementioned obstacles.

3.4

The Shareholders and the Company shall be jointly and severally liable for the representations and warranties made by the Company under Article 4 of this Agreement.

ARTICLE 4

REPRESENTATIONS AND WARRANTIES BY THE COMPANY

4.1

The Company is a limited liability company with independent legal personality and duly established and existing under PRC law.  The Company has the complete, independent legal power and capability to enter into this Agreement and to fulfill the obligations thereunder and can act as an independent party in litigation.

4.2

Any and all of the reports, documents and information provided by the Company to the Transferee and required by this Agreement before the Effective Date concerning the equity interest of the Shareholders are true and correct in all material aspects on the Effective Date.

4.3

There is no pending or, to the knowledge of the Company, threatened litigation, legal proceeding or claim again the Company or its assets (including without limitation, the equity interest to be transferred) in any court, arbitration tribunal, government or administrative agents that will materially affect the economic situation of the Company or the ability of the Transferee to fulfill its obligations under this Agreement.

3

ARTICLE 5

SPECIAL AGREEMENT

5.1

All the taxes and administration fees incurred relating to this Agreement or the transaction under this Agreement shall be born by the Parties respectively according to the relevant PRC laws and regulations.

5.2

The Parties acknowledge and agree that each of them will take all necessary actions to effectuate this Agreement and the transaction thereunder, including without limitation, execution of shareholders resolution, or require the directors of the Company appointed by each of the Shareholders to execute the board resolution, approving the transaction under this Agreement, and application for registration of the transaction under this Agreement with the original registration authority or provide assistance thereto.

ARTICLE 6

BREACH OF CONTRACT

6.1

If any Party (the "Breaching Party") of this Agreement material breaches any of its representations, warranties or covenants under this Agreement, or fails to perform any of its obligations under this Agreement, such breach or failure shall constitute a breach under this Agreement ("Breach").

6.2

The Party that does not breach this Agreement (the "Non-Breaching Party") shall have the right to require the Breaching Party to rectify or take remedial actions within an agreed period, and if the Breaching Party fails to rectify its breaching activities within the agreed period, the Non-Breaching Party has the right, at its own discretion, to choose one of the following remedies: (1) terminate this Agreement and require the Breaching party to compensate all the losses incurred to the other Party due to its Breach; or (2) require the enforcement of the obligations of the Breaching Party under this Agreement and require a compensation for all the losses incurred to the other party due to the Breach.

ARTICLE 7

MISCELLANEOUS

7.1

Any notice, request, demand and other communications required by this Agreement or made according to this Agreement shall be delivered to the relevant Party in writing.  Notices given by personal delivery will be deemed effectively given on the date of personal delivery.  Notices given by facsimile transmission will be deemed effectively given upon transmission or if the transmission date is not a working day or the transmission time is after the working time, then on the first (1st) business day following the date of transmission.

7.2

This Agreement constitutes an entire agreement among the Parties and shall supersedes any and all prior communications, promises, memorandum or any discussions (written or oral) among the Parties with respect to the subject matters contained herein.

4

7.3

This Agreement may not be amended, altered or modified except by a subsequent written document signed by all Parties.

7.4

Each part of this Agreement is intended to be severable.  If any term, covenant, condition or provision hereof is unlawful, invalid, or unenforceable for any reason whatsoever, then all such remaining parts hereof will be valid and enforceable and have full force and effect as if the invalid or unenforceable part had not been included.

7.5

This Agreement will be governed by and construed in accordance with the laws of the People's Republic of China.

7.6

In the event of any dispute arising from, or in connection with this Agreement, the Parties will first attempt to resolve the dispute through friendly consultations.  In the event that satisfactory resolution is not reached within thirty (30) days after the occurrence of such disputes, the dispute will be submitted to resolution by arbitration by the China International Economic and Trade Arbitration Commission (the "Commission") in Shenzhen, in accordance with the then effective procedural rules of the Commission.  The arbitration shall be conducted in Chinese.  The arbitral award will be final and binding upon all Parties hereto.  The arbitration fee shall be born by the losing Party.  All the other terms than the disputing portion of this Agreement shall remain effective.

7.7

This Agreement is written in Chinese and in three counterparts, with each Party holds one counterpart.

7.8

The headings contained in this Agreement are inserted for convenience only and will not affect the meaning or interpretation of this Agreement or any provision hereof.

7.9

This Agreement shall take effective upon execution and shall be binding on the Parties, provided, however, that the effectiveness and complete of the equity transfer under this Agreement shall be subject to the stipulation in Article 2.

[The remainder of this page is intentionally left blank.]

5

IN WITNESS THEREOF, this Agreement is executed by:

"Transferee"	"Company"
Public Security Technology (PRC) Co., Ltd.	Shenzhen (iAspec) Software Engineering Company Limited
By: __________________________	By: __________________________
Its: __________________________	Its: __________________________

"Shareholder A"	"Shareholder B"
Lin Jianghuai	Cai Jinzhu
By: __________________________	By: __________________________

6

EXHIBIT III

FORM OF ASSETS PURCHASE AND TRANSFER AGREEMENT

This Assets Purchase and Transfer Agreement (this "Agreement") is entered into as of July 1, 2007 by and among:

"Transferee"

Public Security Technology (PRC) Co., Ltd.
Address:	21st Floor, Everbright Bank Bldg., Zhuzilin, Futian District, Shenzhen, Guangdong, 518040, People's Republic of China
Represented By:	Lin Jianghuai
Telephone:	0755-83708333

"Company"

Shenzhen (iAspec) Software Engineering Company Limited
Address:	Unit D, Block 2, Tian An Cyber Park, Chengongmiao, Shenzhen, Guangdong, 518040, People's Republic of China
Represented By:	Lin Jianghuai
Telephone:	0755-83401682

"Shareholder A"

Lin Jianghuai
ID Card Number:	350582196909174053
Address:	Unit D, Block 2, Tian An Cyber Park, Chengongmiao, Shenzhen, Guangdong, 518040, People's Republic of China
Telephone:	13602589918

"Shareholder B"

Cai Jinzhu
ID Card Number:	35058219630403009X
Address:	Unit D, Block 2, Tian An Cyber Park, Chengongmiao, Shenzhen, Guangdong, 518040, People's Republic of China
Telephone:	13510345996

Shareholder A and Shareholder B are collectively referred to as the "Shareholders" or the "Transferee".  The Company, the Transferee and the Shareholders are collectively referred to as the "Parties", and individually, a "Party".

1

WHEREAS, the Company desires to sell and transfer to the Transferee, and the Transferee agrees to purchase all of the assets of the Company.

Based on the terms, representations, warranties and covenants under this Agreement, the Parties agree:

ARTICLE 1

SALES AND PURCHASE

1.1

Based on and subject to the terms and conditions of this Agreement, the Company agrees to sell and transfer to the Transferee, and the Transferee agrees to purchase and obtain all of the assets and any and all rights and benefits relating thereto of the Company ("Company Assets"), as indicated below.  Except for those have been disclosed by the Shareholders and accepted by the Transferee, the Company Assets shall be free from any lien, mortgage, pledge, claim, ownership claim, first refusal right and other security right.

ARTICLE 2

EFFECTIVENESS AND TRANSFER

2.1

The Parties agree that the equity transfer under this Agreement shall take effective on the date the Parties execute this Agreement ("Effective Date").

2.2

The Company Assets shall be transferred on the Effective Date.  All the rights and obligations before and after the Effective Date shall be continually assumed by the Company.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES BY THE COMPANY

The Company represents and warranties to the Transferee as follows:

3.1

The Company is a limited liability company with independent legal personality and duly established and existing under PRC law.  The Company has the complete, independent legal power and capability to enter into this Agreement and to fulfill the obligations thereunder and can act as an independent party in litigation.  At the time of executing this Agreement, the Company has not involved into any bankruptcy proceeding and any litigation, arbitration or any other events or status that may materially affecting its ability to finish the transaction and to fulfill other obligations under this agreement.

3.2

The Company has the complete power and authorization to execute and deliver this Agreement and any other documents relating to the transaction under this Agreement and to be executed by the Company and to complete the transaction under this Agreement.  This Agreement is duly and legally executed and delivered by the Company.  This Agreement constitutes the legal and binding obligations of the Company and can be enforced according to its terms.  Any and all documents relating to the transaction under this Agreement, once executed and delivered, will constitute the legal and binding obligations of the Company and can be enforced according to the terms thereof.

2

3.3

Other than those have been disclosed by the Company and accepted by the Transferee, the Company is the registered and beneficial owner of the Company Assets and the Company Assets are clear of any lien, mortgage, pledge, claim, ownership claim, first right of refusal and other security.  The Transferee will obtain the Company Assets in good condition and clear of any aforementioned obstacles.

3.4

Any and all of the reports, documents and information provided by the Company to the Transferee and required by this Agreement before the Effective Date concerning the Company Assets are true and correct in all material aspects on the Effective Date.

3.5

There is no pending or, to the knowledge of the Company, threatened litigation, legal proceeding or claim again the Company or its assets (including without limitation, the equity interest to be transferred) in any court, arbitration tribunal, government or administrative agents that will materially affect the economic situation of the Company or the ability of the Transferee to fulfill its obligations under this Agreement.

ARTICLE 4

REPRESENTATIONS AND WARRANTIES BY THE SHAREHOLDERS

4.1

The Shareholders have the complete and independent legal rights and power to execute, deliver and implement this Agreement, and can act as an independent party in litigation.  To the best knowledge of the Shareholders, at the time of executing this Agreement, the Company has not involved into any bankruptcy proceeding and any litigation, arbitration or any other events or status that may materially affecting its ability to finish the transaction and to fulfill other obligations under this agreement.

4.2

The Shareholders and the Company shall be jointly and severally liable for the representations and warranties made by the Company under Article 3 of this Agreement.

ARTICLE 5

SPECIAL AGREEMENT

5.1

All the taxes and administration fees incurred relating to this Agreement or the transaction under this Agreement shall be born by the Parties respectively according to the relevant PRC laws and regulations.

3

5.2

The Parties acknowledge and agree that each of them will take all necessary actions to effectuate this Agreement and the transaction thereunder, including without limitation, execution of shareholders resolution, or require the directors of the Company appointed by each of the Shareholders to execute the board resolution, approving the transaction under this Agreement, and application for registration of the transaction under this Agreement with the original registration authority or provide assistance thereto.

ARTICLE 6

BREACH OF CONTRACT

6.1

If any Party (the "Breaching Party") of this Agreement material breaches any of its representations, warranties or covenants under this Agreement, or fails to perform any of its obligations under this Agreement, such breach or failure shall constitute a breach under this Agreement ("Breach").

6.2

The Party that does not breach this Agreement (the "Non-Breaching Party") shall have the right to require the Breaching Party to rectify or take remedial actions within an agreed period, and if the Breaching Party fails to rectify its breaching activities within the agreed period, the Non-Breaching Party has the right, at its own discretion, to choose one of the following remedies: (1) terminate this Agreement and require the Breaching party to compensate all the losses incurred to the other Party due to its Breach; or (2) require the enforcement of the obligations of the Breaching Party under this Agreement and require a compensation for all the losses incurred to the other party due to the Breach.

ARTICLE 7

MISCELLANEOUS

7.1

Any notice, request, demand and other communications required by this Agreement or made according to this Agreement shall be delivered to the relevant Party in writing.  Notices given by personal delivery will be deemed effectively given on the date of personal delivery.  Notices given by facsimile transmission will be deemed effectively given upon transmission or if the transmission date is not a working day or the transmission time is after the working time, then on the first (1st) business day following the date of transmission.

7.2

This Agreement constitutes an entire agreement among the Parties and shall supersedes any and all prior communications, promises, memorandum or any discussions (written or oral) among the Parties with respect to the subject matters contained herein.

7.3

This Agreement may not be amended, altered or modified except by a subsequent written document signed by all Parties.

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7.4

Each part of this Agreement is intended to be severable.  If any term, covenant, condition or provision hereof is unlawful, invalid, or unenforceable for any reason whatsoever, then all such remaining parts hereof will be valid and enforceable and have full force and effect as if the invalid or unenforceable part had not been included.

7.5

This Agreement will be governed by and construed in accordance with the laws of the People's Republic of China.

7.6

In the event of any dispute arising from, or in connection with this Agreement, the Parties will first attempt to resolve the dispute through friendly consultations.  In the event that satisfactory resolution is not reached within thirty (30) days after the occurrence of such disputes, the dispute will be submitted to resolution by arbitration by the China International Economic and Trade Arbitration Commission (the "Commission") in Shenzhen, in accordance with the then effective procedural rules of the Commission.  The arbitration shall be conducted in Chinese.  The arbitral award will be final and binding upon all Parties hereto.  The arbitration fee shall be born by the losing Party.  All the other terms than the disputing portion of this Agreement shall remain effective.

7.7

This Agreement is written in Chinese and in three counterparts, with each Party holds one counterpart.

7.8

The headings contained in this Agreement are inserted for convenience only and will not affect the meaning or interpretation of this Agreement or any provision hereof.

7.9

This Agreement shall take effective upon execution and shall be binding on the Parties, provided, however, that the effectiveness and complete of the equity transfer under this Agreement shall be subject to the stipulation in Article 2.

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IN WITNESS THEREOF, this Agreement is executed by:

"Transferee"	"Company"
Public Security Technology (PRC) Co., Ltd.	Shenzhen (iAspec) Software Engineering Company Limited
By: __________________________	By: __________________________
Its: __________________________	Its: __________________________

"Shareholder A"	"Shareholder B"
Lin Jianghuai	Cai Jinzhu
By: __________________________	By: __________________________

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EXHIBIT IV

[FORM OF POWER OF ATTORNEY]

Power of Attorney

I, the undersigned, ___________ (Chinese ID Card Number: ___________________), hereby irrevocably authorize ___________________ (Chinese ID Card Number: _____________________), as my representative, to exercise all rights and power as the shareholder in Shenzhen (iASPEC) Software Engineering Company Limited, including without limitation, shareholder's voting right.  This Power of Attorney is irrevocable unless it is withdrawn by myself in accordance with the written notice from Public Security Technology (PRC) Co., Ltd.

By: _________________

Dated as of: __________

EXHIBIT V

FORM OF POWER OF ATTORNEY TO CHINESE LAW FIRM

Power of Attorney

I, the undersigned, _______________ (Chinese ID Card Number: ___________________), hereby irrevocably authorize ___________________, as my representative, to execute and deliver all documents and to go through all necessary government registration formalities relating to the transfer of the equity or assets of Shenzhen (iASPEC) Software Engineering Company Limited under the Purchase Option Agreement, effective as of July 1, 2007, among Shenzhen (iASPEC) Software Engineering Company Limited, the shareholders of Shenzhen (iASPEC) Software Engineering Company Limited and Public Security Technology (PRC) Co., Ltd.. This Power of Attorney shall not be terminated due to my absconding, death or lost of civil capacity.

By: _________________

Date: ________, 2007